UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2005

DIGITAL ANGEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

1-15177

52-1233960

(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

490 Villaume Avenue, South St. Paul, MN 55075
(Address of Principal Executive Offices) (Zip Code)

(Registrant’s telephone number, including area code)   (651) 455-1621

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events

On January 10, 2005, Digital Angel Corporation issued a press release announcing the Company’s conference call and 2005 revenue guidance.  The Company’s press release is attached as Exhibit 99.1.

Item 9.01.              Financial Statements and Exhibits

(a)       Financial statements of businesses acquired-Not Applicable

(b)       Pro forma financial information-Not Applicable

(c)       Exhibits

Exhibit No. 99.1                    Press release, dated January 10, 2005, announcing the Company’s conference call and 2005 revenue guidance

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2005

/s/ James P. Santelli
Digital Angel Corporation
James P. Santelli
Vice-President of Finance and Chief Financial Officer